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                                                                   Exhibit 10.13


                       MANAGEMENT STOCK PURCHASE AGREEMENT


                                      AMONG

                          PATINA OIL & GAS CORPORATION

                                       AND

                      THE MANAGEMENT INVESTORS NAMED HEREIN



                          DATED AS OF SEPTEMBER 4, 1997


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                                TABLE OF CONTENTS


                                                                            PAGE


                                   ARTICLE I.

                                   DEFINITIONS

     SECTION 1.01.  DEFINITIONS . . . . . . . . . . . . . . . . . . . . .

                                   ARTICLE II.

                        SALE AND PURCHASE OF COMMON STOCK

     SECTION 2.01.  SALE AND PURCHASE OF COMMON STOCK.  . . . . . . . . .
     SECTION 2.02.  CLOSING . . . . . . . . . . . . . . . . . . . . . . .
     SECTION 2.03.  APPOINTMENT OF THE REPRESENTATIVE . . . . . . . . . .

                                  ARTICLE III.

                         REPRESENTATIONS AND WARRANTIES

     SECTION 3.01.  REPRESENTATIONS AND WARRANTIES OF THE COMPANY . . . .
     SECTION 3.02.  REPRESENTATIONS AND WARRANTIES OF MANAGEMENT
                    INVESTORS . . . . . . . . . . . . . . . . . . . . . .

                                   ARTICLE IV.

                      ADDITIONAL AGREEMENTS OF THE PARTIES

     SECTION 4.01.  TAKING OF NECESSARY ACTION  . . . . . . . . . . . . .
     SECTION 4.02.  RESTRICTIONS ON SALE OR TRANSFER; LEGEND  . . . . . .
     SECTION 4.03.  NEW YORK STOCK EXCHANGE LISTING . . . . . . . . . . .
     SECTION 4.04.  APPROVAL BY COMPANY'S STOCKHOLDERS  . . . . . . . . .
     SECTION 4.05.  COMPANY'S LOANS TO MANAGEMENT INVESTORS . . . . . . .
     SECTION 4.06.  PIGGYBACK REGISTRATION RIGHTS . . . . . . . . . . . .
     SECTION 4.07.  USE OF PROCEEDS . . . . . . . . . . . . . . . . . . .

                                   ARTICLE V.

                              CONDITIONS PRECEDENT

     SECTION 5.01.  CONDITIONS TO EACH PARTY'S OBLIGATIONS TO EFFECT THE
                    CLOSING . . . . . . . . . . . . . . . . . . . . . . .
     SECTION 5.02.  CONDITIONS TO THE MANAGEMENT INVESTORS' OBLIGATIONS .
     SECTION 5.03.  CONDITIONS TO THE COMPANY'S OBLIGATIONS . . . . . . .

                                   ARTICLE VI.

                                      TERM

     SECTION 6.01.  TERMINATION . . . . . . . . . . . . . . . . . . . . .
     SECTION 6.02.  EFFECT OF TERMINATION . . . . . . . . . . . . . . . .


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                                  ARTICLE VII.

                                  MISCELLANEOUS

     SECTION 7.01.  NO SURVIVAL OF REPRESENTATIONS AND WARRANTIES . . . .
     SECTION 7.02.  NOTICES . . . . . . . . . . . . . . . . . . . . . . .
     SECTION 7.03.  ENTIRE AGREEMENT; AMENDMENT . . . . . . . . . . . . .
     SECTION 7.04.  COUNTERPARTS  . . . . . . . . . . . . . . . . . . . .
     SECTION 7.05.  GOVERNING LAW . . . . . . . . . . . . . . . . . . . .
     SECTION 7.06.  PUBLIC ANNOUNCEMENTS  . . . . . . . . . . . . . . . .
     SECTION 7.07.  EXPENSES  . . . . . . . . . . . . . . . . . . . . . .
     SECTION 7.08.  SUCCESSORS AND ASSIGNS  . . . . . . . . . . . . . . .
     SECTION 7.09.  NO THIRD PARTY RIGHTS . . . . . . . . . . . . . . . .
     SECTION 7.10.  CAPTIONS  . . . . . . . . . . . . . . . . . . . . . .
     SECTION 7.11.  SEVERABILITY  . . . . . . . . . . . . . . . . . . . .
     SECTION 7.12.  MUTUAL WAIVER OF JURY TRIAL . . . . . . . . . . . . .

EXHIBITS

         A    -    FORM OF PROMISSORY NOTE
         B    -    FORM OF PLEDGE AGREEMENT


SCHEDULES

          I   -    SCHEDULE OF MANAGEMENT INVESTORS' COMMITMENTS


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          MANAGEMENT STOCK PURCHASE AGREEMENT, dated as of September 4, 1997
(this "Agreement"), among Patina Oil & Gas Corporation, a Delaware corporation (the "Company"), and each of the management investors who execute signature pages hereto (each a "Management Investor" and collectively, the "Management Investors").


                             W I T N E S S E T H :

          WHEREAS, the Company desires to create an enhanced equity arrangement to induce the Management Investors to invest in, and the Management Investors desire to make investments in, the Company and enhance their interest in the Company's future success;

          WHEREAS, each of the Management Investors has severally agreed to purchase, and the Company has agreed to sell, subject to the terms and conditions of this Agreement, the aggregate dollar amount of shares of the Company's Common Stock, par value $.01 per share (the "Common Stock"), set forth opposite such Management Investor's name on Schedule I hereto;

          WHEREAS, as a condition to and in connection with the obligations of the Management Investors hereunder and in addition to the issuance and sale of the Common Stock hereunder, the Company will grant shares of restricted Common Stock to the Management Investors in accordance with and pursuant to the Company's Restricted Stock Agreement, dated as of the date hereof (the "Restricted Stock Agreement");

          WHEREAS, the Company has filed a Registration Statement on Form S-3 in connection with the registration and sale on behalf of Snyder Oil Corporation, the majority stockholder of the Company ("SOCO") of up to 8,625,000 shares of the Company's Common Stock owned by SOCO (such registration and sale, the "Secondary Stock Offering"), and the consummation of the sale of Common Stock by SOCO pursuant to the Secondary Stock Offering shall be a condition precedent to the issuance and sale by the Company of shares of Common Stock hereunder;

          WHEREAS, the Company and SOCO have entered into a Share Repurchase Agreement (the "Share Repurchase Agreement"), pursuant to which the Company has agreed to repurchase from SOCO all of the remaining shares of Common Stock owned by SOCO which have not been sold by SOCO in the Secondary Stock Offering at a purchase price per share equal to the net offering price (after deduction of the underwriters' commissions and discounts) of the shares of Common Stock sold in the Secondary Stock Offering (such redemption, the "SOCO Stock Redemption");

          WHEREAS, the Company and certain new investors have entered into a Stock Purchase Agreement (the "Preferred Stock Purchase Agreement"), pursuant to which the Company has agreed to issue and sell to such investors up to 2,520,000 shares of the Company's 8.5% Convertible Preferred Stock, par value $.01 per share ("8.5% Convertible Preferred Stock"), on the terms and conditions set forth in such Preferred Stock Purchase Agreement;

          WHEREAS, the Company contemplates that the proceeds from the issuance of Common Stock hereunder, together with the proceeds from the issuance of the Company's 8.5% Convertible Preferred Stock and new borrowings


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under the Company's existing senior credit facility, will be used to pay the purchase price for the shares redeemed in the SOCO Stock Redemption;

          NOW THEREFORE, in consideration of the premises and the representations, warranties and agreements herein contained and intending to be legally bound hereby, the parties hereby agree as follows:


                                   ARTICLE I.

                                   Definitions

          Section 1.01. Definitions. As used in this Agreement, the following terms shall have the meanings set forth below:

          "Agreement" shall have the meaning set forth in the recitals hereto.

          "Closing" and "Closing Date" shall have the meanings set forth in
     Section 2.02(a).

          "Common Stock" shall have the meaning set forth in the recitals hereto.

          "Company" shall have the meaning set forth in the recitals hereto.

          "Company Stockholders' Approval" shall have the meaning set forth in
     Section 4.04.

          "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

          "Management Investor" or "Management Investors" shall have the meaning set forth in the recitals hereto.

          "NYSE" shall have the meaning set forth in Section 4.04.

          "Person" or "person" shall mean an individual, corporation, association, partnership, trust, joint venture, business trust or unincorporated organization, or a government or any agency or political subdivision thereof.

          "Pledge Agreement" shall have the meaning set forth in Section
     2.02(b).

          "Preferred Stock Purchase Agreement" shall have the meaning set forth in the recitals hereto.

          "Promissory Note" shall have the meaning set forth in Section 2.02(b).

          "Public Offering Price" shall have the meaning set forth in Section 2.01.

          "Representative" shall have the meaning set forth in Section 2.03.


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          "Restricted Stock Agreement" shall have the meaning set forth in the recitals hereto.

          "Secondary Stock Offering" shall have the meaning set forth in the recitals hereto.

          "Securities Act" shall mean the Securities Act of 1933, as amended.

          "SEC" shall mean the United States Securities and Exchange Commission.

          "Share Repurchase Agreement" shall have the meaning set forth in the recitals hereto.

          "SOCO" shall have the meaning set forth in the recitals hereto.

          "SOCO Stock Redemption" shall have the meaning set forth in the recitals hereto.

          "Transfer" shall have the meaning set forth in Section 4.02.

          "8.5% Convertible Preferred Stock" shall have the meaning set forth in the recitals hereto.


                                   ARTICLE II.

                        Sale and Purchase of Common Stock

          Section 2.01. Sale and Purchase of Common Stock. Subject to all of the terms and conditions of this Agreement, and in reliance upon the representations and warranties hereinafter set forth, at the Closing provided for in Section
2.02 hereof, the Company will sell to each Management Investor, and each Management Investor will purchase from the Company, the aggregate dollar amount of Common Stock (rounded down to the nearest whole number of shares) set forth opposite such Management Investor's name on Schedule I hereto, for a purchase price equal to the public offering price of shares of Common Stock in the Secondary Stock Offering (the "Public Offering Price").

          Section 2.02. Closing. (a) Subject to the satisfaction or waiver of the conditions set forth in this Agreement, the sale and purchase of the Common Stock pursuant to Section 2.01 (the "Closing") shall take place at the offices of Simpson Thacher & Bartlett, counsel to the Company, at 425 Lexington Avenue, New York, New York 10017, on the first business day following the date on which the conditions in Article V are satisfied (or waived by the Representative, on behalf of the Management Investors, or the Company, as the case may be) (the "Closing Date"), or at such other time and place as may be mutually agreed upon by the Representative and the Company.

          (b) At the Closing: (i) the Company will deliver to each Management Investor a certificate or certificates for the Common Stock to be sold to such Management Investor in accordance with the provisions of Section 2.01, registered in the respective name(s) and proportions as such Management Investor shall have specified to the Company at least five business days prior to the Closing; (ii) each Management Investor will deliver to the


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Company in full payment for the Common Stock to be purchased pursuant to Section
2.01, (A) in the case of each Management Investor other than Thomas J. Edelman (who shall pay the full purchase price for the shares of Common Stock to be purchased by him hereunder in immediately available funds (a portion of which may be provided from Mr. Edelman's deferred compensation plan which exists for his benefit)), a promissory note of such Management Investor, dated the date of the Closing, in a principal amount of up to 85% of the aggregate purchase price to be paid by such Management Investor for the shares of Common Stock to be purchased by such Management Investor hereunder, and in substantially the form attached hereto as Exhibit A (each a "Promissory Note"), and (B) a cashier's check for the remaining balance (or, in the case of Mr. Edelman, for the full 100%) of the aggregate purchase price of the shares of Common Stock to be purchased by each Management Investor hereunder, (iii) in the case of each Management Investor (other than Mr. Edelman), a pledge agreement of such Management Investor, dated the date of the Closing, in substantially the form attached hereto as Exhibit B (each a "Pledge Agreement"); and (iv) each party shall take or cause to happen such other actions, and shall execute and deliver such other instruments or documents, as shall be required under Article V hereof.

          Section 2.03. Appointment of the Representative. (a) Each of the Management Investors hereby appoint [Keith Crouch] [David Kornder] as its representative and attorney-in-fact under this Agreement (in such capacity, the "Representative") to perform all actions designated hereunder to be performed on behalf of such Investor pursuant to Sections 2.02, 5.02, 5.03 and 6.01. The Company shall be entitled to rely upon any act taken or notice or consent given by the Representative as the act, notice or consent of the Management Investors and shall not be obligated to investigate beyond the taking of such action or giving of such notice or consent by the Representative.

          (b) Whenever the Representative acts under Sections 2.02, 5.02, 5.03 and 6.01 or otherwise under this Agreement, the Representative shall solicit the Management Investors in writing, describing the action to be taken in reasonable detail, and shall act, give notice or give consent on behalf of the Management Investors only in accordance with written instructions given by such Management Investors that at the time hold more than 75% of the aggregate commitments for shares of Common Stock to be purchased hereunder. If the Representative resigns or otherwise is unable to serve as a representative pursuant to this Agreement, the Management Investors that at the time hold more than 75% of the aggregate commitments for shares of Common Stock to be purchased hereunder shall have the right to appoint a successor to the Representative.



                                  ARTICLE III.

                         Representations and Warranties

          Section 3.01. Representations and Warranties of the Company. The Company represents and warrants to, and agrees with, the Management Investors as follows:

          (a) Organization and Good Standing. The Company is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation and has all requisite corporate power


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     and authority to own, operate and lease its properties and to carry on its business as it is now being conducted.

          (b) Authorization. The Company has full corporate power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby has been duly authorized by the Board of Directors of the Company. No other corporate proceedings on the part of the Company are necessary to authorize the execution, delivery and performance of this Agreement and the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by the Company and this Agreement constitutes a valid and binding obligation of the Company enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, by general equity principles (regardless of whether such enforceability is considered in a proceeding in equity or at law) and by an implied covenant of good faith and fair dealing.

          (c) Newly Issued Shares of Common Stock. The shares of Common Stock to be issued and sold hereunder have been duly authorized to be so issued and sold by all necessary corporate action. When issued and sold against receipt of the consideration therefor, the shares of Common Stock to be issued and sold hereunder will be validly issued, fully paid and nonassessable, will not subject the holders thereof to any personal liability and will not be subject to any preemptive rights of any other stockholder of the Company. At the Closing, the Management Investors will receive valid title to the Common Stock to be purchased on such date, free and clear of any claim, lien, security interest or other encumbrance.

          Section 3.02. Representations and Warranties of Management Investors. Each Management Investor represents and warrants to, and agrees with, the Company as follows:

          (a) Legal Capacity. Each Management Investor has the legal capacity to execute, deliver and perform this Agreement.

          (b) Authorization. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby have been authorized by all necessary action on behalf of such Management Investor. No other proceedings on the part of such Management Investor are necessary to authorize the execution, delivery and performance of this Agreement and the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by such Management Investor and this Agreement constitutes a valid and binding obligation of such Management Investor enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, by general equity principles (regardless of whether such enforceability is considered in a proceeding in equity or at law) and by an implied covenant of good faith and fair dealing.

          (c) Securities Act. (i) Each Management Investor is acquiring the Common Stock solely for the purpose of investment and not with a


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     view to, or for resale in connection with, any distribution thereof in violation of the Securities Act. Each Management Investor has been given the opportunity to obtain any and all relevant information and documents relating to the Common Stock (including the Company's prospectus prepared in connection with the Secondary Stock Offering) and to ask questions and receive answers about such documents, the Company and its business which such Management Investor deems necessary to evaluate the merits and risks related to an investment in the Common Stock, and such Management Investor has relied solely on such information.

          (ii) Each Management Investor further represents and warrants that (A) such Management Investor's financial condition is such that he or she can afford to bear the economic risk of holding the Common Stock for an indefinite period of time and has adequate means for providing for such Management Investor's current needs and personal contingencies, (B) such Management Investor can afford to suffer a complete loss of his or her investment in the Common Stock, (C) he understands and has taken cognizance of all risk factors related to the purchase of the Common Stock, including those set forth in the Company's prospectus referred to above, and (D) such Management Investor's knowledge and experience in financial and business matters are such that he or she is capable of evaluating the merits and risks of his or her purchase of the Common Stock as contemplated by this Agreement.

          (d) Brokers and Finders. No Management Investor has utilized any broker, finder, placement agent or financial advisor or incurred any liability for any fees or commissions in connection with any of the transactions contemplated hereby.


                                   ARTICLE IV.

                      Additional Agreements of the Parties

          Section 4.01. Taking of Necessary Action. Each of the parties hereto agrees to use all reasonable efforts promptly to take or cause to be taken all action and promptly to do or cause to be done all things necessary, proper or advisable under applicable laws and regulations to consummate and make effective the transactions contemplated by this Agreement. Without limiting the foregoing, the Company and the Management Investors will, and the Company shall cause its subsidiaries to, each use all reasonable efforts to make all filings and obtain all consents of governmental entities or other persons relating to such party which may be necessary or, in the opinion of the Company or the Management Investors, as the case may be, advisable for the consummation of the transactions contemplated by this Agreement.

          Section 4.02. Restrictions on Sale or Transfer; Legend. (a) The Management Investors hereby acknowledge and agree that shares of Common Stock to be purchased by them hereunder will be, upon the sale and purchase of such shares in accordance with the terms hereof, "restricted securities" under the Securities Act. The Management Investors agree that they will not, directly or indirectly, offer, sell, transfer, assign or otherwise dispose of the beneficial ownership of (any such act, a "Transfer") any such shares of Common Stock, except as permitted under the Securities Act and the rules and regulations thereunder (including, without limitation, Transfers pursuant to Rule 144 under the Securities Act). The Management Investors further agree


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that, during the 180-day period following the sale of Common Stock in the
Secondary Stock Offering, they will not Transfer any shares of Common Stock.

          (b) The Management Investors acknowledge and agree that as of the date hereof the shares of Common Stock issued and sold hereunder have not been and will not be registered under the Securities Act or the securities laws of any state and that they may be sold or otherwise disposed of only in one or more transactions registered under the Securities Act (and, where applicable, such laws) or as to which an exemption from the registration requirements of the Securities Act (and, where applicable, such laws) is available. The Management Investors acknowledge that, except as provided in this Agreement, the Management Investors have no right to require the Company to register the shares of Common Stock purchased hereunder. The Management Investors further acknowledge and agree that each certificate for the Common Stock purchased hereunder shall bear the following legend:

          THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF EXCEPT WHILE SUCH A REGISTRATION IS IN EFFECT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT OR SUCH LAWS. THIS CERTIFICATE IS ISSUED PURSUANT TO AND SUBJECT TO THE RESTRICTIONS ON TRANSFER, VOTING AND OTHER PROVISIONS OF A MANAGEMENT STOCK PURCHASE AGREEMENT DATED AS OF SEPTEMBER 4, 1997 AMONG THE COMPANY AND THE MANAGEMENT INVESTORS REFERRED TO THEREIN A COPY OF WHICH IS ON FILE WITH THE COMPANY. EXCEPT AS PROVIDED IN SUCH MANAGEMENT STOCK PURCHASE AGREEMENT, THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE NOT TRANSFERABLE AND ANY PURPORTED TRANSFER IN VIOLATION OF THE PROVISIONS OF SUCH MANAGEMENT STOCK PURCHASE AGREEMENT SHALL BE VOID AND OF NO FORCE AND EFFECT.

          Section 4.03. New York Stock Exchange Listing. As promptly as practicable following the Closing Date, the Company will apply to the New York Stock Exchange to list the shares of Common Stock issued and sold hereunder, and the Company will use its reasonable efforts to cause such shares to be listed on the New York Stock Exchange as promptly thereafter as practicable.

          Section 4.04. Approval by Company's Stockholders. (a) The Company shall take all action required by the rules and regulations of the New York Stock Exchange (the "NYSE") to obtain the approval of the Company's stockholders of the issuance and sale of the Common Stock to the Management Investors hereunder, which consent may be obtained (subject to the applicable rules and regulations of the NYSE, the Exchange Act and other applicable laws) via the written consent of the requisite percentage of the Company's stockholders (the "Company Stockholders' Approval"). Subject to its fiduciary duties under applicable law, the Company's Board of Directors shall recommend that the Company's stockholders approve the issuance and sale of the Common Stock hereunder.

          Section 4.05. Company's Loans to Management Investors. The Company will make a loan to each of the Management Investors (other than Thomas J. Edelman) in a principal amount of up to 85% of the aggregate purchase price to be paid for the shares of Common Stock to be purchased by such Management Investor hereunder. The terms and conditions of such loan (including interest rate, interest payment dates, maturity date(s) and events of default) shall be set forth in the Promissory Note executed and delivered by each Management Investor. Each Management Investor (other than Mr.


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Edelman) that desires to make a borrowing from the Company to fund up to 85% of the aggregate purchase price of the shares of Common Stock to be purchased by such Management Investor hereunder shall deliver an irrevocable written request to the Company no less than five business days prior to the Closing stating the amount of the borrowing desired to be made and confirming that such Management Investor will have immediately available funds at the Closing for the balance of the purchase price to be so paid.

          Section 4.06. Piggyback Registration Rights. If the Company proposes to file a registration statement under the Securities Act with respect to an offering for its own account of any class of its equity securities (other than a registration statement on Form S-8 (or any successor form) or any other registration statement relating solely to director and/or employee benefit plans or filed in connection with an exchange offer, a transaction to which Rule 145 (or any successor rule) under the Securities Act applies or an offering of securities solely to the Company's existing stockholders), then the Company shall in each case give written notice of such proposed filing to the Management Investors as soon as practicable before the anticipated filing date, and such notice shall offer such Management Investors the opportunity to register such number of shares of Common Stock purchased hereunder and such number of shares of Common Stock which have vested pursuant to the Restricted Stock Agreement, in each case as each such Management Investor may request; provided, that the Company shall not be required to deliver such notice to any Management Investor who, at the time such notice is to be delivered, is able to transfer, pursuant to Rule 144 under the Securities Act, all the shares of Common Stock owned by such Management Investor that could otherwise be included in the Company's registered offering. Each Management Investor desiring to have his shares included in such registration statement shall so advise the Company in writing within five business days after the date of the Company's notice, setting forth the amount of such Management Investor's shares for which registration is requested. If the Company's offering is to be an underwritten offering, the Company shall use its reasonable efforts to cause the managing underwriter or underwriters of a proposed underwritten offering to permit the shares of the Management Investors requested to be included in the registration for such offering to include such securities in such offering on the same terms and conditions as any similar securities of the Company included therein, provided that (i) if the registration of which the Company gives notice involves an underwriting, the right of each Management Investor to registration pursuant to this Section 4.06 shall, unless the Company otherwise agrees, be conditioned upon such Management Investor's participation as a seller in such underwriting and execution of an underwriting agreement with the managing underwriter or underwriters selected by the Company and (ii) if the managing underwriter or underwriters of such offering informs the Company that the success of the offering would be materially and adversely affected by inclusion of the Management Investors' shares requested to be included, then the Company shall not be required to include such shares in such offering.

          Section 4.07. Use of Proceeds. The Company will use the net proceeds derived by it from the issuance of the shares of Common Stock hereunder to pay a portion of the purchase price of the shares of Common Stock to be redeemed pursuant to the SOCO Stock Redemption.


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                                   ARTICLE V.

                              Conditions Precedent

          Section 5.01. Conditions to Each Party's Obligations to Effect the Closing. The obligation of each party hereto to consummate the Closing hereunder shall be subject to the satisfaction on the Closing Date of each of the following conditions:

          (a) No Injunction. There shall not be in effect any order, decree, ruling or injunction of a court or agency of competent jurisdiction which enjoins or prohibits consummation of the transactions contemplated hereby.

          (b) Regulatory Approvals and Company Stockholders' Approval. All regulatory approvals necessary for the consummation of the issuance of the Common Stock hereunder and the other transactions contemplated hereby shall have been obtained and there shall have been no material modification to the terms of the transactions contemplated by this Agreement. The Company Stockholders' Approval shall have been obtained.

          (c) Related Transactions. Prior to or simultaneously with the Closing,
     (i) the Secondary Stock Offering shall be consummated in the manner contemplated by the Prospectus contained in the Company's Registration Statement on Form S-3 filed with the SEC and (ii) the SOCO Stock Redemption shall be consummated in accordance with the terms of the Share Repurchase Agreement.

          Section 5.02. Conditions to the Management Investors' Obligations. The obligation of each Management Investor to consummate the Closing hereunder shall be subject to the satisfaction on the Closing Date of each of the following conditions:

          (a) Representations and Warranties. The representations and warranties of the Company contained in this Agreement which are qualified as to materiality shall be true and correct, and which are not so qualified shall be true and correct in all material respects, in each case, as of the date of this Agreement and on and as of the Closing Date with the same effect as though made on and as of such dates.

          (b) Covenants. The Company shall have performed in all material respects all obligations and complied with all agreements, undertakings, covenants and conditions required by it to be performed at or prior to the Closing.

          (c) Restricted Stock Agreement. The Company shall have executed and delivered to each of the Management Investors the Restricted Stock Agreement for such Management Investor.

          (d) Additional Certificates, Etc. The Company shall have executed and delivered, or caused to be executed and delivered, to the Representative, on behalf of the Management Investors, such certificates and other documents related to the consummation of the transactions contemplated hereby as may be reasonably requested by the Representative.


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          Section 5.03. Conditions to the Company's Obligations. The obligation of the Company to consummate the Closing hereunder shall be subject to the satisfaction on the Closing Date of each of the following conditions:

          (a) Representations and Warranties. The representations and warranties of the Management Investors contained in this Agreement which are qualified as to materiality shall be true and correct, and which are not so qualified shall be true and correct in all material respects, in each case, as of the date of this Agreement and on and as of the Closing Date with the same effect as though made on and as of such dates.

          (b) Covenants. The Management Investors shall have performed in all material respects all obligations and complied with all agreements, undertakings, covenants and conditions required by it to be performed at or prior to the Closing.

          (c) Promissory Notes and Pledge Agreements. Each of the Management Investors (other than Thomas J. Edelman and any other Management Investor who shall not have borrowed any funds from the Company for any portion of the purchase price for shares of Common Stock purchased by such Management Investor hereunder) shall have executed and delivered to the Company a Promissory Note and a Pledge Agreement, in each case substantially in the form of Exhibits A and B attached hereto, respectively.

          (d) Additional Certificates, Etc. Each of the Management Investors and the Representative shall have executed and delivered, or caused to be executed and delivered, to the Company such certificates and other documents related to the consummation of the transactions contemplated hereby as may be reasonably requested by the Company.


                                   ARTICLE VI.

                                      Term

          Section 6.01. Termination. This Agreement may be terminated on or any time prior to the Closing:

          (a) by the mutual written consent of the Representative, on behalf of the Management Investors, and the Company; or

          (b) by either the Company or the Representative, on behalf of the Management Investors, if the Closing shall have not have occurred on or prior to December 31, 1997.

          Section 6.02. Effect of Termination. In the event of the termination of this Agreement as provided in Section 6.01, this Agreement shall forthwith become void except for the provisions set forth in Article VII and there shall be no liability or obligation on the part of the parties hereto except as otherwise provided in this Agreement.

                                  ARTICLE VII.

                                  Miscellaneous

          Section 7.01. No Survival of Representations and Warranties. No representation or warranty made herein or in any certificates delivered in connection with the Closing shall survive the Closing.

          Section 7.02. Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given, if delivered personally, by telecopier or sent by overnight courier as follows:

          (a) If to the Management Investors, to the Management Investors, c/o the Company at its address set forth below or such other address as set forth in writing by any Management Investor, with a copy to the Representative c/o the Company, at its address set forth below; and

          (b) If to the Company, to:

Patina Oil & Gas Corporation
1625 Broadway, Suite 2000
Denver, Colorado  80202
Phone:  (303) 389-3600
Fax:    (303) 595-7407
Attention:  General Counsel

With copies to:

Thomas J. Edelman,
Chairman of Patina Oil & Gas Corporation
667 Madison Avenue, 22nd Floor
New York, New York 10021
Phone: (212) 371-1117
Fax: (212) 888-6877

Simpson Thacher & Bartlett
425 Lexington Avenue
New York, New York  10017
Phone:  (212) 455-2000
Fax:    (212) 455-2502
Attention:  Robert L. Friedman, Esq.

or to such other address or addresses as shall be designated in writing. All notices shall be effective when received.

          Section 7.03. Entire Agreement; Amendment. This Agreement and the documents described herein and therein or attached or delivered pursuant hereto or thereto set forth the entire agreement among the parties hereto with respect to the transactions contemplated by this Agreement. Any provision of this Agreement may be amended or modified in whole or in part at any time by an agreement in writing among the parties hereto executed in the same manner as this Agreement.

          Section 7.04. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to constitute an original, but all of which together shall constitute one and the same documents.

          SECTION 7.05. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF DELAWARE APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED IN THAT STATE.

          Section 7.06. Public Announcements. Each of the Management Investors agrees to hold in strict confidence and not to disclose to others the status of any discussions among the parties with respect to the subject matter of this Agreement until such time as the Company determines in its reasonable discretion to publicly disclose such information or is legally obligated to disclose such information.

          Section 7.07. Expenses. Each of the parties hereto will pay its own expenses incurred or to be incurred in connection with this Agreement and the transactions contemplated hereby; provided that the Company shall pay the reasonable fees and expenses of a single legal counsel engaged on behalf of all of the Management Investors.

          Section 7.08. Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns. Neither this Agreement nor any of the parties' rights, interests or obligations hereunder shall be assignable by any party hereto without the prior written consent of the other parties hereto. No assignment shall relieve the assigning party of any of its obligations hereunder. Any attempted assignment of this Agreement in breach of this provision shall be void and of no effect.

          Section 7.09. No Third Party Rights. Nothing in this Agreement, expressed or implied, shall or is intended to confer upon any person other than the parties hereto or their respective successors or assigns any rights or remedies of any nature or kind whatsoever under or by reason of this Agreement.

          Section 7.10. Captions. The captions contained in this Agreement are for reference purposes only and are not part of this Agreement.

          Section 7.11. Severability. Should any part of this Agreement for any reason be declared invalid, such decision shall not affect the validity of any remaining portion, which remaining portion shall remain in full force and effect as if this Agreement had been executed with the invalid portion thereof eliminated, and it is hereby declared the intention of the parties hereto that they would have executed the remaining portion of this Agreement without including therein any such part or parts which may, for any reason, be hereafter declared invalid.

          Section 7.12. Mutual Waiver of Jury Trial. Because disputes arising in connection with complex financial transactions are most quickly and economically resolved by an experienced and expert person and the parties wish applicable state and federal laws to apply (rather than arbitration rules), the parties desire that their disputes be resolved by a judge applying such applicable laws. Therefore, to achieve the best combination of the benefits of the judicial system and of arbitration, the parties hereto waive all right to trial by jury in any action, suit or proceeding brought to enforce or defend any rights or remedies under this Agreement.

     IN WITNESS WHEREOF, this Agreement has been executed by the parties hereto or by their respective duly authorized officers, all as of the date first above written.

PATINA OIL & GAS CORPORATION


By:/s/ Thomas J. Edelman
   ---------------------------------
     Name:  Thomas J. Edelman
     Title: Chief Executive Officer


/s/ Thomas J. Edelman
- ------------------------------------
Thomas J. Edelman, Chairman/Chief
Executive Officer


/s/ Brian J. Cree
- ------------------------------------
Brian J. Cree, Executive Vice
President/Chief Operating Officer


/s/ Ronald E. Dashner
- ------------------------------------
Ronald E. Dashner, Senior Vice
President of Operations


/s/ Keith M. Crouch
- ------------------------------------
Keith M. Crouch, Senior Vice
President General Counsel


/s/ David J. Kornder
- ------------------------------------
David J. Kornder, Vice President/
Chief Financial Officer


/s/ Terry L. Ruby
- ------------------------------------
Terry L. Ruby, Vice President, Land


 /s/ David Siple
- ------------------------------------
David W. Siple, Vice President, Land


/s/ David R. Macosko
- ------------------------------------
David R. Macosko, Vice President,
Business Operations

/s/ Christine A. Kennedy
- ------------------------------------
Christine A. Kennedy, Manager of
Oil & Gas Marketing


/s/ Kenneth A. Wonstolen
- ------------------------------------
Kenneth A. Wonstolen, Manager of
Environmental Affairs


/s/ Barton R. Brookman
- ------------------------------------
Barton R. Brookman, Production
Manager - Field


/s/ Clayton L. Miller
- ------------------------------------
Clayton L. Miller, Services Manager -
Field


/s/ Michael J. Wendling
- ------------------------------------
Michael J. Wendling, Manager of
Reservoir Engineering


/s/ Scott J. Reasoner
- ------------------------------------
Scott J. Reasoner, Senior Operations
Engineer


/s/ Donald R. Shaw
- ------------------------------------
Donald R. Shaw, Acquisition Engineer


/s/ Jon E. Bowman
- ------------------------------------
Jon E. Bowman, Operations Engineer


/s/ Eric P. Lipinski
- ------------------------------------
Eric P. Lipinski, Senior Geologist


/s/ David Flinn
- ------------------------------------
David Flinn, Senior Geologist

                                                                      SCHEDULE I

                 [SCHEDULE OF MANAGEMENT INVESTORS' COMMITMENTS]


                                                  Number of
                                                    Shares
                                               to be Purchased
                                                  (to be be
                                               determined upon
                                                the pricing of
                                                the Secondary      Amount
                                  Purchase     Stock Offering)  Financed by
Name/Title                       Commitment                     the Company
Thomas J. Edelman, Chairman     $2,000,000       ________        $0.00
and Chief Executive Officer

Brian J. Cree, Executive Vice   $  125,000       ________        $______
President/Chief Operating
Officer
Ronald E. Dashner, Senior       $  100,000       ________        $______
Vice President of Operations

Keith M. Crouch, Senior Vice    $  100,000       ________        $______
President General Counsel

David J. Kornder, Vice          $  100,000       ________        $______
President/Chief Financial
Officer
Terry L. Ruby, Vice             $   75,000        _______        $______
President, Land

David W. Siple, Vice            $   75,000        _______        $______
President, Land

David R. Macosko, Vice          $   75,000        _______        $______
President, Business
Operations
Christine A. Kennedy, Manager   $   50,000        _______        $______
of Oil & Gas Marketing

Kenneth A. Wonstolen, Manager   $   50,000        _______        $______
of Environmental Affairs

Barton R. Brookman,             $   50,000        _______        $______
Production Manager-Field
Clayton L. Miller, Services     $   50,000        _______        $______
Manager-Field

Michael J. Wendling, Manager    $   25,000        _______        $______
of Reservoir Engineering

Scott J. Reasoner, Senior       $   25,000        _______        $______
Operations Engineer
Donald R. Shaw, Acquisition     $   25,000        _______        $______
Engineer

Jon E. Bowman, Operations       $   25,000        _______        $______
Engineer

Eric P. Lipinski, Senior        $   25,000        _______        $______
Geologist

David Flinn, Senior Geologist   $   25,000        _______        $
                        Total   $3,000,000                       $______

                                                                       EXHIBIT A

                            [FORM OF PROMISSORY NOTE]



$____________

                                                              September __, 1997


          FOR VALUE RECEIVED, the undersigned, ________________ (the "Borrower"), hereby unconditionally promises to pay to the order of Patina Oil & Gas Corporation, a Delaware corporation (the "Company"), at its offices, in lawful money of the United States of America, the principal amount of __________________________ ($__________), or, if less, the unpaid principal amount of the loan (the "Loan") made by the Company pursuant to the Management Stock Purchase Agreement, dated as of September __, 1997 (the "Management Stock Purchase Agreement") among the Company and the management investors named therein, including the Borrower (the "Management Investors") and the Pledge Agreement dated as of September __, 1997 (the "Pledge Agreement"), among the Company and the Management Investors.

          The principal amount of the Loan, together with any unpaid interest thereon, shall be paid on the earliest to occur of (i) the termination of the Borrower's employment with the Company (provided, that if such termination occurs within the first year following the Closing Date (as defined in the Management Stock Purchase Agreement), then the Maturity Date (as defined below) shall not occur any earlier than the first anniversary of the Closing Date),
(ii) the disposition of the Common Stock acquired by the Borrower pursuant to the Management Stock Purchase Agreement, (iii) an Event of Default (as defined below) and (iv) September 30, 2002 (the earliest of such dates, the "Maturity Date"). The Borrower further agrees to pay interest in like money at the Company's office on the unpaid principal amount hereof from time to time outstanding at an interest rate equal to 8.5% per annum (based on the number of days in the applicable calendar year) on March 31 of each year, the Maturity Date and with respect to the amount of any optional repayment, on the date of any such optional repayment; provided, that any overdue amounts of principal or interest shall bear interest at the foregoing rate plus 1.5% per annum.

          The Borrower's repayment of the Loan and the interest thereon are secured by the Borrower's pledge of Common Stock pursuant to the Pledge Agreement. The Company shall have all of the rights of a secured creditor under applicable law with respect to such shares of Common Stock. Reference is hereby made to the Pledge Agreement for a complete description of the terms and conditions upon which such security interest has been granted.

          The following shall constitute "Defaults" under the terms of this
Note: (i) default in payment when due and payable, upon acceleration or otherwise, of principal of this Note; (ii) default for five (5) days or more in the payment when due of interest on the Note; (iii) the Borrower's pledged Common Stock, or any portion thereof, is seized or attached pursuant to legal process, and such lien, encumbrance, levy, seizure, or attachment is not removed or released within thirty (30) days from the time such lien or encumbrance was placed thereon or such levy, seizure or attachment was effected; (iv) the Borrower commences or proposes to commence any bankruptcy, reorganization or insolvency proceeding, or other proceeding under any federal, state or other law for the relief of debtors; (v) the Borrower fails to obtain dismissal, within sixty (60) days after commencement thereof, of any bankruptcy, insolvency, or reorganization proceeding or other proceeding for relief under any bankruptcy law, including without limitation, the Federal Bankruptcy Code, or any law for the relief of debtors, instituted against the Borrower by one or more third parties; or (vi) any receiver, trustee or custodian is appointed by a court of competent jurisdiction to take possession of all or any substantial portion of the assets of the Borrower. An "Event of Default" shall occur automatically upon the occurrence of a Default pursuant to clause (iv), (v) or (vi) above, and shall occur upon the Company's declaration thereof of any Default pursuant to clause (i), (ii) or (iii) above.

          This Note is subject to optional prepayment in whole or in part at any time. Upon the occurrence of any one or more of the Events of Default, all amounts then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable by the Company.

          All parties now and hereafter liable with respect to this Note, whether maker, principal, surety, guarantor, endorser or otherwise, hereby waive presentment, demand, protest and all other notices of any kind.

          THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF DELAWARE.

     IN WITNESS WHEREOF, the Borrower has executed this Note on the date first written above.


                                         ______________________________
                                         [NAME OF BORROWER]

                                                                       EXHIBIT B

                                PLEDGE AGREEMENT


          PLEDGE AGREEMENT, dated as of September __, 1997, made by each of the pledgors who execute signature pages hereto (each a "Pledgor" and collectively the "Pledgors") in favor of Patina Oil & Gas Corporation, a Delaware corporation (the "Company").


                              W I T N E S S E T H:


          WHEREAS, in connection with the Management Stock Purchase Agreement, dated as of September __, 1997 (the "Management Stock Purchase Agreement"), among the Company and the Management investors parties thereto (including the Pledgors), the Company has agreed to make loans (the "Loans") to each of the Pledgors in the amounts and on the terms contained in the Management Stock Purchase Agreement and the Promissory Notes (as defined therein) delivered by each of the Pledgors to the Company in connection with the Company's financing of up to 85% of the aggregate purchase price at the Company's Common Stock purchased by each Pledgor pursuant to the Management Stock Purchase Agreement;

          WHEREAS, each Pledgor will be the legal and beneficial owner of the shares of Pledged Stock (as hereinafter defined) issued by the Company to such Pledgor; and

          WHEREAS, it is a condition precedent to the obligation of the Company to make Loans to the Pledgors that each Pledgor shall have executed and delivered this Pledge Agreement to the Company;

          NOW, THEREFORE, in consideration of the premises and to induce the Company to make the Loans, each Pledgor hereby agrees with the Company, as follows:

          1. Defined Terms. (a) Unless otherwise defined herein, terms defined in the Management Stock Purchase Agreement or the Note, as the case may be, and used herein shall have the meanings assigned to them in the Management Stock Purchase Agreement and the Note, respectively. In addition, the following terms shall have the following meanings:

          "Agreement" shall mean this Pledge Agreement, as the same may be amended, modified or otherwise supplemented from time to time.

          "Code" shall mean the Uniform Commercial Code from time to time in effect in the State of Delaware.

          "Collateral" shall mean, with respect to each Pledgor, the Pledged Stock of such Pledgor and all Proceeds thereof.

          "Collateral Account" shall mean any account established to hold money Proceeds, maintained under the sole dominion and control of the Company.

          "Default" shall mean, with respect to each Pledgor, any event that is or with the passage of time or the giving of notice or both would be an Event of Default under the Promissory Note of such Pledgor.

          "Obligations" shall mean, with respect to each Pledgor, the collective reference to the unpaid principal of and interest on such Pledgor's Promissory Note (including, without limitation, interest accruing at the then applicable rate provided in such Promissory Note after the maturity of such Pledgor's Loan and interest accruing at the then applicable rate provided in such Promissory Note after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to such Pledgor, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding), whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with such Promissory Note and this Agreement or any other document made, delivered or given in connection therewith, in each case whether on account of principal, interest, costs, expenses or otherwise.

          "Pledged Stock" shall mean, with respect to each Pledgor, the shares of capital stock listed on Schedule I hereto set forth opposite such Pledgor's name.

          "Proceeds" shall mean, with respect to each Pledgor, all "proceeds" as such term is defined in Section 9-306(1) of the Code on the date hereof and, in any event, shall include, without limitation, all dividends or other income from such Pledgor's Pledged Stock, collections thereon or distributions with respect thereto.

          2. Pledge; Grant of Security Interest. Each Pledgor hereby delivers to the Company all Pledged Stock of such Pledgor and hereby grants to the Company a first security interest in such Pledgor's Collateral, as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of such Pledgor's Obligations.

          3. Stock Powers. Concurrently with the delivery to the Company of each certificate representing one or more shares of Pledged Stock to each Pledgor, such Pledgor shall deliver an undated stock power covering such certificate, duly executed in blank by such Pledgor with, if the Company so requests, signature guaranteed.

          4. Covenants. Each Pledgor covenants and agrees with the Company that, from and after the date of this Agreement until this Agreement is terminated with respect to such Pledgor and the security interests created hereby with respect to such Pledgor are released:

          (a) If such Pledgor shall as a result of his ownership of Pledged Stock, become entitled to receive or shall receive any stock certificate (including, without limitation, any certificate representing a stock dividend or a distribution in connection with any reclassification, increase or reduction of capital or any certificate issued in connection with any reorganization), option or rights, whether in addition to, in substitution of, as a conversion of, or in exchange for any shares of such Pledged Stock, or otherwise in respect thereof such Pledgor shall accept the same as the agent of the Company, hold the same in trust for the Company, and deliver the same forthwith to the Company (but in any event within three days) in the exact form received, duly indorsed by such Pledgor to the Company, if required, together with an undated stock power covering such certificate duly executed in blank by such Pledgor and with, if the Company so requests, signature guaranteed, to be held by the Company, subject to the terms hereof, as additional collateral security for the Obligations of such Pledgor.

          (b) Without the prior written consent of the Company, which consent shall not be unreasonably withheld, such Pledgor will not (i) sell, assign, transfer, exchange, or otherwise dispose of, or grant any option with respect to, the Collateral of such Pledgor, (ii) create, incur or permit to exist any lien or option in favor of, or any claim of any Person with respect to, any of the Collateral of such Pledgor, or any interest therein, except for the security interests created by this Agreement or (iii) enter into any agreement or undertaking restricting the right or ability of such Pledgor or the Company to sell, assign or transfer any of the Collateral of such Pledgor.

          (c) Such Pledgor shall maintain the security interest created by this Agreement as a first, perfected security interest and shall defend such security interest against claims and demands of all Persons whomsoever. At any time and from time to time, upon the written request of the Company, such Pledgor will promptly and duly execute and deliver such further instruments and documents and take such further actions as the Company may reasonably request for the purposes of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted. If any amount payable under or in connection with any of the Collateral of such Pledgor shall be or become evidenced by any promissory note, other instrument or chattel paper, such note, instrument or chattel paper shall be immediately delivered to the Company, duly endorsed in a manner satisfactory to the Company, to be held as Collateral of such Pledgor pursuant to this Agreement.

          5. Cash Dividends; Voting Rights. With respect to each Pledgor, unless an Event of Default of such Pledgor shall have occurred and be continuing and the Company shall have given notice to such Pledgor of the Company's intent to exercise its corresponding rights pursuant to Section 6 below, such Pledgor shall be permitted to receive all cash dividends paid in respect of such Pledgor's Pledged Stock and to exercise all voting and corporate rights with respect to such Pledgor's Pledged Stock.

          6. Rights of the Company. With respect to each Pledgor, if an Event of Default of such Pledgor shall occur and be continuing and the Company shall give notice of its intent to exercise such rights to such Pledgor, the Company shall have the right to receive any and all cash dividends paid in respect of such Pledgor's Pledged Stock and make application thereof to such Pledgor's Obligations in such order as the Company may determine.

          7. Remedies. (a) With respect to each Pledgor, if an Event of Default of such Pledgor shall have occurred and be continuing, at any time at the Company's election, the Company may apply all or any part of such Pledgor's Proceeds held in any Collateral Account in payment of such Pledgor's Obligations in such order as the Company may elect.

          (b) With respect to each Pledgor, if an Event of Default of such Pledgor shall have occurred and be continuing, the Company may exercise, in addition to all other rights and remedies granted in this Agreement and in any other instrument or agreement securing, evidencing or relating to such Pledgor's Obligations, all rights and remedies of a secured party under the Code. Without limiting the generality of the foregoing, the Company, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon any Pledgor or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral of such Pledgor, or any part thereof, and/or may forthwith sell, assign, give option or options to purchase or otherwise dispose of and deliver such Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, in the over-the-counter market, at any exchange, broker's board or office of the Company or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Company shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of such Collateral so sold, free of any right or equity of redemption in any Pledgor, which right or equity is hereby waived or released. The Company shall apply, with respect to each Pledgor, any Proceeds of such Pledgor from time to time held by it and the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, after deducting all reasonable costs and expenses of every kind incurred in respect thereof or incidental to the care or safekeeping of any of the Collateral of such Pledgor or in any way relating to such Collateral or the rights of the Company hereunder, including, without limitation, reasonable attorneys' fees and disbursements of counsel to the Company, to the payment in whole or in part of the Obligations of such Pledgor, in such order as the Company may elect, and only after such application and after the payment by the Company of any other amount required by any provision of law, including, without limitation, Section 9-504(1)(c) of the Code, need the Company account for the surplus, if any, to such Pledgor. To the extent permitted by applicable law, each Pledgor waives all claims, damages and demands he may acquire against the Company arising out of the exercise by the Company or such Pledgor of any rights hereunder. If any notice of a proposed sale or other disposition of Collateral of any Pledgor shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition. Each Pledgor shall remain liable for any deficiency if the Proceeds of any sale or other disposition of Collateral of such Pledgor are insufficient to pay the Obligations of such Pledgor and the fees and disbursements of any attorneys employed by the Company to collect such deficiency.

          8. Execution of Financing Statements. Pursuant to Section 9-402 of the Code, each Pledgor authorizes the Company to file financing statements with respect to the Collateral of such Pledgor without the signature of such Pledgor in such form and in such filing offices as the Company reasonably determines appropriate to perfect the security interests of the Company under this Agreement. A carbon, photographic or other reproduction of this Agreement shall be sufficient as a financing statement for filing in any jurisdiction.

          9. Notices. All notices, requests and demands to or upon the Company or any Pledgor to be effective shall be in writing (or by facsimile or similar electronic transfer confirmed in writing) and shall be deemed to have been duly given or made (i) when delivered by hand, (ii) if given by mail, when deposited in the mails by certified mail, return receipt requested, or (iii) if by facsimile or similar electronic transfer, when sent and receipt has been confirmed, addressed to the Company or such Pledgor at its address or transmission number for notices provided in Section 6 of the Management Stock Purchase Agreement. The Company and the Pledgor may change their addresses and transmission numbers for notices by notice in the manner provided in this Section.

          10. Severability; Counterparts. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. This Agreement may be executed in one or more counterparts, each of which shall be deemed to constitute an original, and each Pledgor's executed signature page, together with the Company's executed signature page, shall constitute a duly executed original document.

          11. Amendments in Writing; No Waiver; Cumulative Remedies. (a) None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except by a written instrument executed by the Company and each Pledgor against whom such amendment, supplement or modification is to be effective, provided that any provision of this Agreement may be waived by the Company in a letter or agreement executed by the Company or by facsimile transmission from the Company.

          (b) The Company shall not by any act (except by a written instrument pursuant to paragraph 11 hereof), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of the Company, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Company of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Company would otherwise have on any future occasion.

          (c) The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

          12. Section Headings. The section headings used in this Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

          13. Successors and Assigns. This Agreement shall be binding upon the successors and assigns of the Pledgor and shall inure to the benefit of the Company and their successors and assigns.

          14. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF DELAWARE.

          IN WITNESS WHEREOF, the undersigned has caused this Agreement to be duly executed and delivered as of the date first above written.



                               -------------------------------------------
                               Brian J. Cree, Executive Vice President/
                               Chief Operating Officer


                               -------------------------------------------
                               Ronald E. Dashner, Senior Vice President of
                               Operations


                               -------------------------------------------
                               Keith M. Crouch, Senior Vice President
                               General Counsel


                               -------------------------------------------
                               David J. Kornder, Vice President/
                               Chief Financial Officer


                               -------------------------------------------
                               Terry L. Ruby, Vice President, Land


                               -------------------------------------------
                               David W. Siple, Vice President, Land


                               -------------------------------------------
                               David R. Macosko, Vice President,
                               Business Operations


                               -------------------------------------------
                               Christine A. Kennedy, Manager of Oil & Gas
                               Marketing


                               -------------------------------------------
                               Kenneth A. Wonstolen, Manager of
                               Environmental Affairs


                               -------------------------------------------
                               Barton R. Brookman, Production
                               Manager - Field


                               -------------------------------------------
                               Clayton L. Miller, Services Manager -
                               Field

                               -------------------------------------------
                               Michael J. Wendling, Manager of
                               Reservoir Engineering


                               -------------------------------------------
                               Scott J. Reasoner, Senior Operations
                               Engineer


                               -------------------------------------------
                               Donald R. Shaw, Acquisition Engineer


                               -------------------------------------------
                               Jon E. Bowman, Operations Engineer


                               -------------------------------------------
                               Eric P. Lipinski, Senior Geologist


                               -------------------------------------------
                               David Flinn, Senior Geologist

                                                                      SCHEDULE I

                            SCHEDULE OF PLEDGED STOCK


                                      Certificate
Name/Title                               No(s).           Number of Shares

Brian J. Cree, Executive Vice
President/Chief Operating
Officer

Ronald E. Dashner, Senior Vice
President of Operations

Keith M. Crouch, Senior Vice
President General Counsel

David J. Kornder, Vice
President/Chief Financial
Officer

Terry L. Ruby, Vice President,
Land

David W. Siple, Vice
President, Land

David R. Macosko, Vice
President, Business Operations

Christine A. Kennedy, Manager
of Oil & Gas Marketing

Kenneth A. Wonstolen, Manager
of Environmental Affairs

Barton R. Brookman, Production
Manager-Field

Clayton L. Miller, Services
Manager-Field

Michael J. Wendling, Manager
of Reservoir Engineering

Scott J. Reasoner, Senior
Operations Engineer

Donald R. Shaw, Acquisition
Engineer

Jon E. Bowman, Operations
Engineer

Eric P. Lipinski, Senior
Geologist

David Flinn, Senior Geologist

                          Total